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                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                              ERLY Industries Inc.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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CONTACTS:

Gerald D. Murphy, Chairman               Eugene G. Heller/Philip Bourdillon
Richard N. McCombs - CFO                 Silverman Heller Associates
(213) 879-1480                           (310) 208-2550


FOR IMMEDIATE RELEASE
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                          ERLY INDUSTRIES RESCHEDULES
                                 ANNUAL MEETING


LOS ANGELES, California (September 17, 1997) -- ERLY Industries Inc. (Nasdaq
NM: ERLY) today announced that it has rescheduled its annual meeting of shareholders.

Previously scheduled for 10:00 a.m. on September 26, 1997, the meeting is now scheduled to take place at 10:00 a.m. on Friday, October 17, 1997.

The location of the meeting has been changed to: Summit Hotel Bel-Air, 11461 Sunset Boulevard, Los Angeles, California 90049. Only stockholders of record at the close of business on August 22, 1997 will be entitled to vote in person or by proxy at the meeting or any adjournment thereof.


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